Exhibit 99.1

Sonic Automotive Reports Third Quarter 2025 Financial Results

Sonic Reports All-Time Record Quarterly Consolidated Revenues and Gross Profit

Sonic's Powersports Segment Achieved All-Time Record Quarterly Revenues and Adjusted EBITDA*

CHARLOTTE, N.C. – October 23, 2025 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter ended September 30, 2025.

Third Quarter 2025 Financial Summary
•All-time record quarterly total revenues of $4.0 billion, up 14% year-over-year; all-time record quarterly total gross profit of $615.5 million, up 13% year-over-year
•Reported net income in the third quarter was $46.8 million, down 37% year-over-year ($1.33 earnings per share, down 38% year-over-year), driven by a significant increase in medical expenses and a higher effective income tax rate in the third quarter of 2025, and the below income tax benefit in the prior year period
▪Reported net income for the third quarter of 2025 includes a $3.0 million pre-tax disposition-related loss and a $0.7 million net pre-tax charge for legal settlement reserves (collectively, these items are partially offset by a $1.0 million income tax benefit on the above net charge)
▪Reported net income for the third quarter of 2024 includes the effect of a $1.8 million pre-tax excess compensation expense related to the CDK Global software outage and a $1.5 million pre-tax charge related to storm damage, offset partially by a $2.3 million pre-tax gain related to the exit of leases and sale of real estate at previously closed EchoPark Segment stores (collectively, these items are partially offset by a $0.2 million income tax benefit on the above net charge), in addition to a $31.0 million income tax benefit in the prior year period associated with the correction of an error related to the impairment of franchise assets
◦Excluding the above items, adjusted net income* for the third quarter of 2025 was $49.5 million, up 13% year-over-year ($1.41 adjusted earnings per diluted share*, up 12% year-over-year), driven by all-time record quarterly revenues and gross profit, offset partially by a significant increase in medical expenses and a higher effective income tax rate in the third quarter of 2025
◦In the prior year, the CDK Global software outage reduced third quarter 2024 GAAP income before taxes by an estimated $17.2 million, and net income by an estimated $12.7 million, or $0.36 in earnings per diluted share.
▪Approximately $1.8 million ($0.04 in earnings per diluted share) of the pre-tax impact of the CDK outage on the third quarter of 2024 was related to excess compensation paid to our teammates as a result of the CDK outage, which is included as a reconciling item in the non-GAAP reconciliation tables below
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 73.4% (73.5% on a Franchised Dealerships Segment basis, 80.0% on an EchoPark Segment basis, and 55.8% on a Powersports Segment basis)

▪Total adjusted SG&A expenses as a percentage of gross profit* of 72.8% (72.8% on a Franchised Dealerships Segment basis, 79.8% on an EchoPark Segment basis, and 55.1% on a Powersports Segment basis)
•EchoPark Segment revenues of $522.5 million, down 4% year-over-year; EchoPark Segment total gross profit of $54.4 million, down 1% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 16,353, down 8% year-over-year
•Reported EchoPark Segment income of $2.6 million, as compared to $5.2 million in the prior year period, a 50% decrease year-over-year
◦Adjusted EchoPark Segment income* of $2.7 million, as compared to $2.9 million in the prior year period, a 7% decrease year-over-year
•EchoPark Segment adjusted EBITDA* of $8.2 million, as compared to $8.9 million adjusted EBITDA* in the prior year period, down 8% year-over-year
•Previously announced acquisition of Jaguar Land Rover Santa Monica on August 18, 2025 is expected to add approximately $125 million in annualized revenues to Sonic's Franchised Dealerships Segment
•Sonic’s Board of Directors approved a quarterly cash dividend of $0.38 per share, payable on January 15, 2026 to all stockholders of record on December 15, 2025

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I am very proud of our team's effort in the third quarter, driving all-time record quarterly consolidated revenues and gross profit. Our team remains focused on delivering an outstanding experience for our guests and adapting our business to ongoing changes in the automotive retail environment. The acquisition of our latest Jaguar Land Rover store in Santa Monica cements Sonic as the largest Jaguar Land Rover volume retailer in the U.S. and enhances our brand portfolio in the coveted California luxury market. I'd also like to congratulate our powersports team on achieving all-time record quarterly results, driven by record sales volume at this year's 85th Sturgis Motorcycle Rally and continued improvement as a result of our investment in modernizing our powersports inventory management and marketing processes.”

Jeff Dyke, President of Sonic Automotive, commented, “In addition to reporting all-time record quarterly revenues, our Franchised Dealerships Segment generated all-time record quarterly fixed operations gross profit and F&I gross profit, which combined to account for over 75% of our total gross profit mix. As we anticipated, our EchoPark team was challenged by vehicle gross margin headwinds in the third quarter, and we remain focused on increasing our mix of non-auction sourced inventory to lower cost of acquisition and benefit consumer affordability and retail sales volume. We continue to make great progress on our strategic investments in our Powersports Segment, evidenced by that team's record setting quarter. While there is uncertainty around the future impact of tariffs on consumer demand, vehicle pricing, gross margins, and inventory levels, the Sonic team remains committed to executing our strategy and adapting to changes in our business.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “As of September 30, 2025, we had approximately $264 million in cash and floor plan deposits on hand, with total liquidity of approximately $815 million, before considering unencumbered real estate.

Going forward, we remain focused on deploying capital via a diversified growth strategy across our Franchised Dealerships, EchoPark, and Powersports Segments to grow our revenue base and enhance shareholder returns.”

Third Quarter 2025 Segment Highlights
The financial measures discussed below are results for the third quarter of 2025 with comparisons made to the third quarter of 2024, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues up 11%; same store gross profit up 8%
•Same store retail new vehicle unit sales volume up 8%; same store retail new vehicle gross profit per unit down 7%, to $2,852
•Same store retail used vehicle unit sales volume up 3%; same store retail used vehicle gross profit per unit up 10%, to $1,530
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 8%; same store customer pay gross profit up 6%; same store warranty gross profit up 13%; same store Fixed Operations gross profit margin up 100 basis points, to 51.2%
•Same store finance and insurance (“F&I”) gross profit up 13%; same store F&I gross profit per retail unit of $2,500, up 7%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 51 days’ supply of new vehicle inventory (including in-transit) and 34 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $522.5 million, down 4%; gross profit of $54.4 million, down 1%
•Retail used vehicle unit sales volume of 16,353, down 8%
•Reported segment income of $2.6 million, adjusted segment income* of $2.7 million, and adjusted EBITDA* of $8.2 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 37 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•All-time record quarterly revenues of $84.1 million, up 42%; all-time record quarterly gross profit of $23.3 million, up 32%
•All-time record quarterly segment income of $7.8 million, a 95% increase from segment income of $4.0 million in the prior year period, and adjusted EBITDA* of $10.1 million, a 74% increase from adjusted EBITDA* of $5.8 million in the prior year period

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved a quarterly cash dividend of $0.38 per share, payable on January 15, 2026 to all stockholders of record on December 15, 2025.

Third Quarter 2025 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive Third Quarter 2025 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income, and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,872.8	$1,566.8	20%	$5,195.2	$4,575.2	14%
Fleet new vehicles	26.0	22.2	17%	77.4	68.0	14%
Total new vehicles	1,898.8	1,589.0	19%	5,272.6	4,643.2	14%
Used vehicles	1,253.1	1,180.7	6%	3,658.8	3,582.5	2%
Wholesale vehicles	84.2	67.2	25%	250.5	215.8	16%
Total vehicles	3,236.1	2,836.9	14%	9,181.9	8,441.5	9%
Parts, service and collision repair	533.9	479.0	11%	1,503.8	1,369.8	10%
Finance, insurance and other, net	203.8	175.6	16%	596.6	517.2	15%
Total revenues	3,973.8	3,491.5	14%	11,282.3	10,328.5	9%
Cost of sales:
Retail new vehicles	(1,775.4)	(1,479.2)	(20)%	(4,909.2)	(4,293.4)	(14)%
Fleet new vehicles	(26.0)	(21.6)	(20)%	(76.3)	(65.7)	(16)%
Total new vehicles	(1,801.4)	(1,500.8)	(20)%	(4,985.5)	(4,359.1)	(14)%
Used vehicles	(1,207.9)	(1,139.5)	(6)%	(3,519.1)	(3,449.6)	(2)%
Wholesale vehicles	(87.5)	(68.5)	(28)%	(256.6)	(218.5)	(17)%
Total vehicles	(3,096.8)	(2,708.8)	(14)%	(8,761.2)	(8,027.2)	(9)%
Parts, service and collision repair	(261.5)	(239.1)	(9)%	(736.9)	(682.4)	(8)%
Total cost of sales	(3,358.3)	(2,947.9)	(14)%	(9,498.1)	(8,709.6)	(9)%
Gross profit	615.5	543.6	13%	1,784.2	1,618.9	10%
Selling, general and administrative expenses	(451.6)	(392.1)	(15)%	(1,244.5)	(1,177.4)	(6)%
Impairment charges	—	—	NM	(173.8)	(2.4)	NM
Depreciation and amortization	(41.2)	(37.9)	(9)%	(121.6)	(111.1)	(9)%
Operating income (loss)	122.7	113.6	8%	244.3	328.0	(26)%
Other income (expense):
Interest expense, floor plan	(23.9)	(23.0)	(4)%	(62.2)	(65.4)	5%
Interest expense, other, net	(27.5)	(29.8)	8%	(82.5)	(88.1)	6%
Other income (expense), net	(0.1)	—	NM	—	(0.5)	NM
Total other income (expense)	(51.5)	(52.8)	2%	(144.7)	(154.0)	6%
Income (loss) before taxes	71.2	60.8	17%	99.6	174.0	(43)%
Provision for income taxes - benefit (expense)	(24.4)	13.4	(282)%	(27.8)	(16.6)	(67)%
Net income (loss)	$46.8	$74.2	(37)%	$71.8	$157.4	(54)%

Basic earnings (loss) per common share	$1.37	$2.18	(37)%	$2.11	$4.63	(54)%
Basic weighted-average common shares outstanding	34.2	34.0	(1)%	34.0	34.0	—%

Diluted earnings (loss) per common share	$1.33	$2.13	(38)%	$2.06	$4.52	(54)%
Diluted weighted-average common shares outstanding	35.1	34.9	(1)%	34.8	34.8	—%

Dividends declared per common share	$0.38	$0.30	27%	$1.08	$0.90	20%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,834.0	$1,539.9	19%	$5,110.1	$4,510.8	13%
Fleet new vehicles	26.0	22.2	17%	77.4	68.0	14%
Total new vehicles	1,860.0	1,562.1	19%	5,187.5	4,578.8	13%
Used vehicles	796.7	701.4	14%	2,287.3	2,162.8	6%
Wholesale vehicles	52.8	42.4	25%	165.1	139.1	19%
Total vehicles	2,709.5	2,305.9	18%	7,639.9	6,880.7	11%
Parts, service and collision repair	510.1	458.9	11%	1,462.5	1,333.2	10%
Finance, insurance and other, net	147.6	122.4	21%	422.5	366.3	15%
Total revenues	3,367.2	2,887.2	17%	9,524.9	8,580.2	11%
Gross Profit:
Retail new vehicles	91.3	83.5	9%	273.3	272.5	—%
Fleet new vehicles	—	0.6	(100)%	1.1	2.3	(52)%
Total new vehicles	91.3	84.1	9%	274.4	274.8	—%
Used vehicles	40.4	34.6	17%	119.8	114.1	5%
Wholesale vehicles	(2.9)	(1.1)	(164)%	(4.7)	(1.8)	(161)%
Total vehicles	128.8	117.6	10%	389.5	387.1	1%
Parts, service and collision repair	261.3	230.7	13%	747.4	670.4	11%
Finance, insurance and other, net	147.6	122.4	21%	422.5	366.3	15%
Total gross profit	537.7	470.7	14%	1,559.4	1,423.8	10%
Selling, general and administrative expenses	(395.1)	(340.5)	(16)%	(1,081.2)	(1,027.0)	(5)%
Impairment charges	—	—	NM	(165.9)	(1.0)	NM
Depreciation and amortization	(34.6)	(31.5)	(10)%	(102.2)	(91.6)	(12)%
Operating income (loss)	108.0	98.7	9%	210.1	304.2	(31)%
Other income (expense):
Interest expense, floor plan	(20.7)	(18.7)	(11)%	(52.3)	(52.5)	—%
Interest expense, other, net	(26.4)	(28.5)	7%	(79.3)	(84.1)	6%
Other income (expense), net	(0.1)	0.1	NM	—	(0.6)	NM
Total other income (expense)	(47.2)	(47.1)	—%	(131.6)	(137.2)	4%
Income (loss) before taxes	60.8	51.6	18%	78.5	167.0	(53)%
Add: Impairment charges	—	—	NM	165.9	1.0	NM
Segment income (loss)	$60.8	$51.6	18%	$244.4	$168.0	45%

Unit Sales Volume:
Retail new vehicles	30,415	27,391	11%	86,581	79,200	9%
Fleet new vehicles	579	406	43%	1,533	1,299	18%
Total new vehicles	30,994	27,797	12%	88,114	80,499	9%
Used vehicles	26,407	24,940	6%	76,801	76,274	1%
Wholesale vehicles	5,649	4,973	14%	18,057	15,326	18%
Retail new & used vehicles	56,822	52,331	9%	163,382	155,474	5%
Used-to-New Ratio	0.87	0.91	(4)%	0.89	0.96	(7)%

Gross Profit Per Unit:
Retail new vehicles	$3,001	$3,047	(2)%	$3,156	$3,441	(8)%
Fleet new vehicles	$23	$1,596	(99)%	$711	$1,743	(59)%
New vehicles	$2,945	$3,026	(3)%	$3,114	$3,413	(9)%
Used vehicles	$1,528	$1,386	10%	$1,559	$1,497	4%
Finance, insurance and other, net	$2,597	$2,340	11%	$2,586	$2,356	10%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,725.7	$1,533.9	13%	$4,964.6	$4,491.1	11%
Fleet new vehicles	24.0	21.8	10%	75.5	67.6	12%
Total new vehicles	1,749.7	1,555.7	12%	5,040.1	4,558.7	11%
Used vehicles	767.4	698.6	10%	2,225.2	2,149.7	4%
Wholesale vehicles	48.8	42.1	16%	159.1	138.1	15%
Total vehicles	2,565.9	2,296.4	12%	7,424.4	6,846.5	8%
Parts, service and collision repair	484.9	457.4	6%	1,422.1	1,327.3	7%
Finance, insurance and other, net	137.2	121.9	13%	407.7	364.1	12%
Total revenues	3,188.0	2,875.7	11%	9,254.2	8,537.9	8%
Gross Profit:
Retail new vehicles	83.5	83.5	—%	263.9	272.8	(3)%
Fleet new vehicles	—	0.7	(100)%	1.2	2.3	(48)%
Total new vehicles	83.5	84.2	(1)%	265.1	275.1	(4)%
Used vehicles	39.2	34.6	13%	117.2	114.9	2%
Wholesale vehicles	(2.6)	(1.2)	(117)%	(4.3)	(1.6)	(169)%
Total vehicles	120.1	117.6	2%	378.0	388.4	(3)%
Parts, service and collision repair	248.3	229.8	8%	726.8	666.8	9%
Finance, insurance and other, net	137.2	121.9	13%	407.7	364.1	12%
Total gross profit	$505.6	$469.3	8%	$1,512.5	$1,419.3	7%

Unit Sales Volume:
Retail new vehicles	29,269	27,236	7%	84,746	78,703	8%
Fleet new vehicles	560	398	41%	1,514	1,291	17%
Total new vehicles	29,829	27,634	8%	86,260	79,994	8%
Used vehicles	25,628	24,802	3%	74,900	75,692	(1)%
Wholesale vehicles	5,433	4,940	10%	17,566	15,161	16%
Retail new & used vehicles	54,897	52,038	5%	159,646	154,395	3%
Used-to-New Ratio	0.88	0.91	(3)%	0.88	0.96	(8)%

Gross Profit Per Unit:
Retail new vehicles	$2,852	$3,067	(7)%	$3,114	$3,466	(10)%
Fleet new vehicles	$133	$1,639	(92)%	$760	$1,757	(57)%
New vehicles	$2,801	$3,047	(8)%	$3,073	$3,439	(11)%
Used vehicles	$1,530	$1,394	10%	$1,565	$1,518	3%
Finance, insurance and other, net	$2,500	$2,342	7%	$2,554	$2,359	8%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$439.2	$470.3	(7)%	$1,340.3	$1,402.0	(4)%
Wholesale vehicles	30.4	23.8	28%	83.2	74.4	12%
Total vehicles	469.6	494.1	(5)%	1,423.5	1,476.4	(4)%
Finance, insurance and other, net	52.9	50.8	4%	167.4	145.2	15%
Total revenues	522.5	544.9	(4)%	1,590.9	1,621.6	(2)%
Gross Profit:
Used vehicles	2.0	4.4	(55)%	14.3	14.4	(1)%
Wholesale vehicles	(0.5)	—	(100)%	(1.3)	(0.7)	(86)%
Total vehicles	1.5	4.4	(66)%	13.0	13.7	(5)%
Finance, insurance and other, net	52.9	50.8	4%	167.4	145.2	15%
Total gross profit	54.4	55.2	(1)%	180.4	158.9	14%
Selling, general and administrative expenses	(43.5)	(40.2)	(8)%	(130.6)	(123.1)	(6)%
Impairment charges	—	—	NM	(0.2)	(1.4)	NM
Depreciation and amortization	(5.1)	(5.4)	6%	(15.5)	(16.4)	5%
Operating income (loss)	5.8	9.6	(40)%	34.1	18.0	89%
Other income (expense):
Interest expense, floor plan	(2.8)	(3.7)	24%	(8.6)	(11.3)	24%
Interest expense, other, net	(0.4)	(0.7)	43%	(1.1)	(2.0)	45%
Other income (expense), net	—	—	NM	—	—	NM
Total other income (expense)	3.2	(4.4)	173%	(9.7)	(13.3)	27%
Income (loss) before taxes	2.6	5.2	(50)%	24.4	4.7	419%
Add: Impairment charges	—	—	NM	0.2	1.4	NM
Segment income (loss)	$2.6	$5.2	(50)%	$24.6	$6.1	303%

Unit Sales Volume:
Used vehicles	16,353	17,757	(8)%	51,893	52,379	(1)%
Wholesale vehicles	3,224	2,720	19%	9,471	8,307	14%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,359	$3,111	8%	$3,503	$3,047	15%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$439.2	$470.3	(7)%	$1,340.3	$1,392.4	(4)%
Wholesale vehicles	30.4	23.8	28%	83.2	71.2	17%
Total vehicles	469.6	494.1	(5)%	1,423.5	1,463.6	(3)%
Finance, insurance and other, net	53.2	51.4	4%	168.4	146.2	15%
Total revenues	522.8	545.5	(4)%	1,591.9	1,609.8	(1)%
Gross Profit:
Used vehicles	1.1	4.4	(75)%	11.5	14.8	(22)%
Wholesale vehicles	(0.5)	—	(100)%	(1.4)	—	(100)%
Total vehicles	0.6	4.4	(86)%	10.1	14.8	(32)%
Finance, insurance and other, net	53.2	51.4	4%	168.4	146.2	15%
Total gross profit	$53.8	$55.8	(4)%	$178.5	$161.0	11%

Unit Sales Volume:
Used vehicles	16,353	17,757	(8)%	51,893	52,016	—%
Wholesale vehicles	3,224	2,720	19%	9,471	8,098	17%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,317	$3,145	5%	$3,466	$3,096	12%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$38.8	$26.9	44%	$85.1	$64.4	32%
Used vehicles	17.2	9.0	91%	31.2	17.6	77%
Wholesale vehicles	1.0	1.1	(9)%	2.1	2.3	(9)%
Total vehicles	57.0	37.0	54%	118.4	84.3	40%
Parts, service and collision repair	23.8	20.1	18%	41.4	36.6	13%
Finance, insurance and other, net	3.3	2.3	43%	6.7	5.8	16%
Total revenues	84.1	59.4	42%	166.5	126.7	31%
Gross Profit:
Retail new vehicles	6.1	4.1	49%	12.7	9.3	37%
Used vehicles	2.9	2.2	32%	5.6	4.3	30%
Wholesale vehicles	(0.1)	(0.1)	—%	(0.1)	(0.2)	50%
Total vehicles	8.9	6.2	44%	18.2	13.4	36%
Parts, service and collision repair	11.1	9.2	21%	19.5	17.0	15%
Finance, insurance and other, net	3.3	2.3	43%	6.7	5.8	16%
Total gross profit	23.3	17.7	32%	44.4	36.2	23%
Selling, general and administrative expenses	(13.0)	(11.3)	(15)%	(32.8)	(27.3)	(20)%
Impairment charges	—	—	NM	(7.6)	—	NM
Depreciation and amortization	(1.3)	(1.1)	(18)%	(3.9)	(3.1)	(26)%
Operating income (loss)	9.0	5.3	70%	0.1	5.8	(98)%
Other income (expense):
Interest expense, floor plan	(0.4)	(0.7)	43%	(1.4)	(1.6)	13%
Interest expense, other, net	(0.7)	(0.6)	(17)%	(2.1)	(1.9)	(11)%
Other income (expense), net	(0.1)	—	NM	0.1	—	NM
Total other income (expense)	(1.2)	(1.3)	8%	(3.4)	(3.5)	3%
Income (loss) before taxes	7.8	4.0	95%	(3.3)	2.3	(243)%
Add: Impairment charges	—	—	NM	7.6	—	NM
Segment income (loss)	$7.8	$4.0	95%	$4.3	$2.3	87%

Unit Sales Volume:
Retail new vehicles	1,671	1,266	32%	4,058	3,304	23%
Used vehicles	1,407	777	81%	2,802	1,708	64%
Wholesale vehicles	84	99	(15)%	202	130	55%

Gross Profit Per Unit:
Retail new vehicles	$3,655	$3,249	12%	$3,133	$2,820	11%
Used vehicles	$2,048	$2,798	(27)%	$1,992	$2,537	(21)%
Finance, insurance and other, net	$1,066	$1,136	(6)%	$981	$1,157	(15)%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	% Change	2025	2024	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$35.2	$26.4	33%	$75.0	$62.3	20%
Used vehicles	16.2	8.7	86%	27.8	16.7	66%
Wholesale vehicles	1.0	0.9	11%	2.1	2.0	5%
Total vehicles	52.4	36.0	46%	104.9	81.0	30%
Parts, service and collision repair	22.7	19.7	15%	37.9	35.2	8%
Finance, insurance and other, net	3.2	2.3	39%	6.4	5.5	16%
Total revenues	78.3	58.0	35%	149.2	121.7	23%
Gross Profit:
Retail new vehicles	5.5	4.0	38%	11.2	9.1	23%
Used vehicles	2.7	2.1	29%	5.0	4.1	22%
Wholesale vehicles	—	(0.2)	100%	(0.2)	(0.2)	—%
Total vehicles	8.2	5.9	39%	16.0	13.0	23%
Parts, service and collision repair	10.6	9.1	16%	18.1	16.4	10%
Finance, insurance and other, net	3.2	2.3	39%	6.4	5.5	16%
Total gross profit	$22.0	$17.3	27%	$40.5	$34.9	16%

Unit Sales Volume:
Retail new vehicles	1,497	1,240	21%	3,584	3,215	11%
Used vehicles	1,325	748	77%	2,516	1,617	56%
Wholesale vehicles	84	99	(15)%	199	130	53%
Retail new & used vehicles	2,822	1,988	42%	6,100	4,832	26%
Used-to-New Ratio	0.89	0.60	48%	0.70	0.50	40%

Gross Profit Per Unit:
Retail new vehicles	$3,693	$3,263	13%	$3,112	$2,834	10%
Used vehicles	$2,041	$2,812	(27)%	$1,993	$2,551	(22)%
Finance, insurance and other, net	$1,125	$1,133	(1)%	$1,049	$1,128	(7)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$283.5	$252.2	$(31.3)	(12)%
Advertising	26.4	21.5	(4.9)	(23)%
Rent	13.3	8.9	(4.4)	(49)%
Other	128.4	109.5	(18.9)	(17)%
Total SG&A expenses	$451.6	$392.1	$(59.5)	(15)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(3.0)	$2.3
Excess compensation related to CDK outage	—	(1.8)
Storm damage charges	—	(1.5)
Legal settlements	(0.7)	—
Total SG&A adjustments	$(3.7)	$(1.0)
Adjusted:
Total adjusted SG&A expenses	$447.9	$391.1	$(56.8)	(15)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.1%	46.4%	30	bps
Advertising	4.3%	4.0%	(30)	bps
Rent	2.2%	1.6%	(60)	bps
Other	20.8%	20.1%	(70)	bps
Total SG&A expenses as a % of gross profit	73.4%	72.1%	(130)	bps

Adjustments:
Acquisition and disposition-related gain (loss)	(0.5)%	0.5%
Excess compensation related to CDK outage	—%	(0.4)%
Storm damage charges	—%	(0.3)%
Legal settlements	(0.1)%	—%
Total effect of adjustments	(0.6)%	(0.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.8%	71.9%	(90)	bps

Reported:
Total gross profit	$615.5	$543.6	$71.9	13%

	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$806.8	$750.3	$(56.5)	(8)%
Advertising	74.6	65.5	(9.1)	(14)%
Rent	33.4	25.9	(7.5)	(29)%
Other	329.7	335.7	6.0	2%
Total SG&A expenses	$1,244.5	$1,177.4	$(67.1)	(6)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(5.6)	$2.9
Closed store accrued expenses	—	(2.1)
Cyber insurance proceeds	40.0	—
Excess compensation related to CDK outage	—	(11.4)
Storm damage charges	(5.0)	(5.1)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(5.0)
Legal settlements	(0.7)	—
Total SG&A adjustments	$28.7	$(17.7)
Adjusted:
Total adjusted SG&A expenses	$1,273.2	$1,159.7	$(113.5)	(10)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.2%	46.3%	110	bps
Advertising	4.2%	4.0%	(20)	bps
Rent	1.9%	1.6%	(30)	bps
Other	18.5%	20.8%	230	bps
Total SG&A expenses as a % of gross profit	69.8%	72.7%	290	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.3)%	0.2%
Closed store accrued expenses	—%	(0.1)%
Cyber insurance proceeds	2.2%	—%
Excess compensation related to CDK outage	—%	(0.8)%
Storm damage charges	(0.3)%	(0.3)%
Gain (loss) on exit of leased dealerships	—%	0.2%
Severance and long-term compensation charges	—%	(0.3)%
Legal settlements	—%	—%
Total effect of adjustments	1.6%	(1.2)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	71.5%	10	bps

Reported:
Total gross profit	$1,784.2	$1,618.9	$165.3	10%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0

Adjusted:
Total adjusted gross profit	$1,784.2	$1,620.9	$163.3	10%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$248.9	$220.2	$(28.7)	(13)%
Advertising	18.8	13.7	(5.1)	(37)%
Rent	12.7	9.2	(3.5)	(38)%
Other	114.7	97.4	(17.3)	(18)%
Total SG&A expenses	$395.1	$340.5	$(54.6)	(16)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(2.8)	$—
Excess compensation related to CDK outage	—	(1.8)
Storm damage charges	—	(1.5)
Legal settlements	(0.7)	—
Total SG&A adjustments	$(3.5)	$(3.3)
Adjusted:
Total adjusted SG&A expenses	$391.6	$337.2	$(54.4)	(16)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.3%	46.8%	50	bps
Advertising	3.5%	2.9%	(60)	bps
Rent	2.4%	2.0%	(40)	bps
Other	21.3%	20.7%	(60)	bps
Total SG&A expenses as a % of gross profit	73.5%	72.4%	(110)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.6)%	—%
Excess compensation related to CDK outage	—%	(0.4)%
Storm damage charges	—%	(0.4)%
Legal settlements	(0.1)%	—%
Total effect of adjustments	(0.7)%	(0.8)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.8%	71.6%	(120)	bps

Reported:
Total gross profit	$537.7	$470.7	$67.0	14%

	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$707.5	$658.5	$(49.0)	(7)%
Advertising	51.4	43.2	(8.2)	(19)%
Rent	31.8	29.6	(2.2)	(7)%
Other	290.5	295.7	5.2	2%
Total SG&A expenses	$1,081.2	$1,027.0	$(54.2)	(5)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(5.5)	$—
Cyber insurance proceeds	40.0	—
Excess compensation related to CDK outage	—	(11.0)
Storm damage charges	(5.0)	(5.1)
Severance and long-term compensation charges	—	(2.2)
Legal settlements	(0.7)	—
Total SG&A adjustments	$28.8	$(18.3)
Adjusted:
Total adjusted SG&A expenses	$1,110.0	$1,008.7	$(101.3)	(10)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.4%	46.3%	90	bps
Advertising	3.3%	3.0%	(30)	bps
Rent	2.0%	2.1%	10	bps
Other	18.6%	20.7%	210	bps
Total SG&A expenses as a % of gross profit	69.3%	72.1%	280	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.4)%	—%
Cyber insurance proceeds	2.6%	—%
Excess compensation related to CDK outage	—%	(0.8)%
Storm damage charges	(0.3)%	(0.4)%
Severance and long-term compensation charges	—%	(0.2)%
Legal settlements	—%	—%
Total effect of adjustments	1.9%	(1.4)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.2%	70.7%	(50)	bps

Reported:
Total gross profit	$1,559.4	$1,423.8	$135.6	10%
Adjustments:
Excess compensation related to CDK outage	$—	$2.0
Total adjustments	$—	$2.0

Adjusted:
Total adjusted gross profit	$1,559.4	$1,425.8	$133.6	9%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$25.0	$23.5	$(1.5)	(6)%
Advertising	7.4	7.4	—	—%
Rent	0.8	0.7	(0.1)	(14)%
Other	10.3	8.6	(1.7)	(20)%
Total SG&A expenses	$43.5	$40.2	$(3.3)	(8)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.1)	$2.3
Total SG&A adjustments	$(0.1)	$2.3
Adjusted:
Total adjusted SG&A expenses	$43.4	$42.5	$(0.9)	(2)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.0%	42.6%	(340)	bps
Advertising	13.6%	13.5%	(10)	bps
Rent	1.5%	1.3%	(20)	bps
Other	18.9%	15.5%	(340)	bps
Total SG&A expenses as a % of gross profit	80.0%	72.9%	(710)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.2)%	4.2%
Total effect of adjustments	(0.2)%	4.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	79.8%	77.1%	(270)	bps

Reported:
Total gross profit	$54.4	$55.2	$(0.8)	(1)%

	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$76.1	$72.0	$(4.1)	(6)%
Advertising	22.4	21.0	(1.4)	(7)%
Rent	2.3	(2.7)	(5.0)	(185)%
Other	29.8	32.8	3.0	9%
Total SG&A expenses	$130.6	$123.1	$(7.5)	(6)%
Adjustments:
Acquisition and disposition-related gain (loss)	$0.9	$2.9
Closed store accrued expenses	—	(2.1)
Excess compensation related to CDK outage	—	(0.4)
Gain (loss) on exit of leased dealerships	—	3.0
Severance and long-term compensation charges	—	(2.8)
Total SG&A adjustments	$0.9	$0.6
Adjusted:
Total adjusted SG&A expenses	$131.5	$123.7	$(7.8)	(6)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	42.2%	45.3%	310	bps
Advertising	12.4%	13.2%	80	bps
Rent	1.3%	(1.7)%	(300)	bps
Other	16.5%	20.6%	410	bps
Total SG&A expenses as a % of gross profit	72.4%	77.4%	500	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.5%	1.9%
Closed store accrued expenses	—%	(1.4)%
Excess compensation related to CDK outage	—%	(0.3)%
Gain (loss) on exit of leased dealerships	—%	2.0%
Severance and long-term compensation charges	—%	(1.9)%
Total effect of adjustments	0.5%	0.4%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.9%	77.8%	490	bps

Reported:
Total gross profit	$180.4	$158.9	$21.5	14%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$9.7	$8.4	$(1.3)	(15)%
Advertising	0.3	0.4	0.1	25%
Rent	(0.2)	(1.1)	(0.9)	82%
Other	3.2	3.6	0.4	11%
Total SG&A expenses	$13.0	$11.3	$(1.7)	(15)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(0.2)	$—
Total SG&A adjustments	$(0.2)	$—
Adjusted:
Total adjusted SG&A expenses	$12.8	$11.3	$(1.5)	(13.3)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	41.6%	47.8%	620	bps
Advertising	1.3%	2.5%	120	bps
Rent	(0.9)%	(6.4)%	(550)	bps
Other	13.8%	19.8%	600	bps
Total SG&A expenses as a % of gross profit	55.8%	63.7%	790	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(0.7)%	—%
Total effect of adjustments	(0.7)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	55.1%	63.7%	860	bps

Reported:
Total gross profit	$23.3	$17.7	$5.6	32%

	Nine Months Ended September 30,		Better / (Worse)
	2025	2024	Change	% Change
	(In millions)
Reported:
Compensation	$23.1	$19.8	$(3.3)	(17)%
Advertising	0.8	1.2	0.4	33%
Rent	(0.7)	(1.0)	(0.3)	30%
Other	9.6	7.3	(2.3)	(32)%
Total SG&A expenses	$32.8	$27.3	$(5.5)	(20)%
Adjustments:
Acquisition and disposition-related gain (loss)	$(1.1)	$—
Total SG&A adjustments	$(1.1)	$—
Adjusted:
Total adjusted SG&A expenses	$31.7	$27.3

Reported:
SG&A expenses as a % of gross profit:
Compensation	52.0%	54.7%	270	bps
Advertising	1.8%	3.4%	160	bps
Rent	(1.6)%	(2.8)%	(120)	bps
Other	21.6%	20.2%	(140)	bps
Total SG&A expenses as a % of gross profit	73.8%	75.5%	170	bps
Adjustments:
Acquisition and disposition-related gain (loss)	(2.4)%	—%
Total effect of adjustments	(2.4)%	—%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	71.4%	75.5%	410	bps

Reported:
Total gross profit	$44.4	$36.2	$8.2	23%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$60.8	$51.6	18%	$78.5	$167.0	(53)%
Add: Impairment charges	—	—		165.9	1.0
Segment income (loss)	$60.8	$51.6	18%	$244.4	$168.0	45%

Adjustments:
Acquisition and disposition-related (gain) loss	$2.8	$—		$5.5	$—
Cyber insurance proceeds	—	—		(40.0)	—
Excess compensation related to CDK outage	—	1.8		—	13.0
Legal settlements	0.7	—		0.7	—
Storm damage charges	—	1.5		5.0	5.1
Severance and long-term compensation charges	—	—		—	2.2
Total pre-tax adjustments	$3.5	$3.3		$(28.8)	$20.3

Adjusted:
Segment income (loss)	$64.3	$54.9	17%	$215.6	$188.3	14%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$2.6	$5.2	50%	$24.4	$4.7	(419)%
Add: Impairment charges	—	—		0.2	1.4
Segment income (loss)	$2.6	$5.2	50%	$24.6	$6.1	(303)%

Adjustments:
Acquisition and disposition-related (gain) loss	$0.1	$(2.3)		$(0.9)	$(2.9)
Closed store accrued expenses	—	—		—	2.1
Excess compensation related to CDK outage	—	—		—	0.4
Loss (gain) on exit of leased dealerships	—	—		—	(3.0)
Severance and long-term compensation charges	—	—		—	2.8
Total pre-tax adjustments	$0.1	$(2.3)		$(0.9)	$(0.6)

Adjusted:
Segment income (loss)	$2.7	$2.9	7%	$23.7	$5.5	331%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2025	2024	% Change	2025	2024	% Change
	(In millions)
Reported:
Income (loss) before taxes	$7.8	$4.0	95%	$(3.3)	$2.3	243%
Add: Impairment charges	—	—		7.6	—
Segment income (loss)	$7.8	$4.0	95%	$4.3	$2.3	(87)%

Adjustments:
Acquisition and disposition-related (gain) loss	$0.2	$—		$1.1	$—

Adjusted:
Adjusted segment income (loss)	$8.0	$4.0	100.0%	$5.4	$2.3	(135)%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended September 30, 2025			Three Months Ended September 30, 2024
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	35.1	$46.8	$1.33	34.9	$74.2	$2.13
Adjustments:
Acquisition and disposition-related (gain) loss		$3.0			$(2.3)
Legal settlements		0.7			—
Excess compensation related to CDK outage		—			1.8
Storm damage charges		—			1.5
Total pre-tax adjustments		$3.7			$1.0
Tax effect of above items		(1.0)			(0.2)
Non-recurring tax items		$—			$(31.0)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	35.1	$49.5	$1.41	34.9	$44.0	$1.26

	Nine Months Ended September 30, 2025			Nine Months Ended September 30, 2024
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$71.8	$2.06	34.8	$157.4	$4.52
Adjustments:
Acquisition and disposition-related (gain) loss		$5.6			$(2.9)
Legal settlements		0.7			—
Closed store accrued expenses		—			2.1
Cyber insurance proceeds		(40.0)			—
Excess compensation related to CDK outage		—			13.4
Storm damage charges		5.0			5.1
Impairment charges		173.8			2.4
Loss (gain) on exit of leased dealerships		—			(3.0)
Severance and long-term compensation charges		—			5.0
Total pre-tax adjustments		$145.1			$22.1
Tax effect of above items		(39.9)			(5.8)
Non-recurring tax items		$—			$(31.0)
Adjusted net income (loss), diluted shares, and diluted earnings (loss) per share	34.8	$177.0	$5.08	34.8	$142.7	$4.10

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended September 30, 2025				Three Months Ended September 30, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$46.8				$74.2
Provision for income taxes				24.4				(13.4)
Income (loss) before taxes	$60.8	$2.6	$7.8	$71.2	$51.6	$5.2	$4.0	$60.8
Non-floor plan interest (1)	24.7	0.4	0.7	25.8	27.1	0.7	0.6	28.4
Depreciation and amortization (2)	36.3	5.1	1.4	42.9	32.8	5.3	1.2	39.3
Stock-based compensation expense	5.8	—	—	5.8	5.5	—	—	5.5
Excess compensation related to CDK outage	—	—	—	—	1.8	—	—	1.8
Acquisition and disposition related (gain) loss	2.8	0.1	0.2	3.0	—	(2.3)	—	(2.3)
Storm damage charges	—	—	—	—	1.5	—	—	1.5
Loss (gain) on legal settlements	0.7	—	—	0.7	—	—	—	—
Adjusted EBITDA	$131.1	$8.2	$10.1	$149.4	$120.3	$8.9	$5.8	$135.0

	Nine Months Ended September 30, 2025				Nine Months Ended September 30, 2024
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income (loss)				$71.8				$157.4
Provision for income taxes				27.8				16.6
Income (loss) before taxes	$78.5	$24.4	$(3.3)	$99.6	$167.0	$4.7	$2.3	$174.0
Non-floor plan interest (1)	74.3	1.3	2.1	77.7	79.8	2.0	1.9	83.7
Depreciation & amortization (2)	107.1	15.4	3.9	126.4	95.8	16.3	3.1	115.2
Stock-based compensation expense	17.3	—	—	17.3	15.8	—	—	15.8
Loss (gain) on exit of leased dealerships	—	—	—	—	—	(3.0)	—	(3.0)
Impairment charges	165.9	0.2	7.6	173.8	1.0	1.4	—	2.4
Loss on debt extinguishment	—	—	—	—	0.6	—	—	0.6
Severance and long-term compensation charges	—	—	—	—	2.2	2.9	—	5.1
Excess compensation related to CDK outage	—	—	—	—	13.0	0.4	—	13.4
Cyber insurance proceeds	(40.0)	—	—	(40.0)	—	—	—	—
Acquisition and disposition related (gain) loss	5.5	(0.9)	1.1	5.6	(0.3)	(3.3)	—	(3.6)
Storm damage charges	5.0	—	—	5.0	5.1	—	—	5.1
Closed store accrued expenses	—	—	—	—	—	2.1	—	2.1
Loss (gain) on legal settlements	0.7	—	—	0.7	—	—	—	—
Adjusted EBITDA	$414.3	$40.4	$11.4	$466.1	$380.0	$23.5	$7.3	$410.8

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.